                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:   July 22, 1999
-------------------------------
(Date of earliest event reported)

          TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        CALIFORNIA                  333-76505                 33-036836



(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
of Incorporation)                                        Identification No.)

                           19001 South Western Avenue
                           Torrance, California 90509

                           --------------------------
                    (Address of principal executive offices)

         Registrant's telephone number, including area code: (310) 787-3541

ITEM 5. OTHER EVENTS

                  On July 22, 1999, Toyota Motor Credit Receivables Corporation ("TMCRC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of July 1, 1999 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TMCRC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property. On July 22, 1999, the Toyota Auto Receivables 1999-A Owner Trust, a Delaware business trust created pursuant to that certain Amended and Restated Trust Agreement dated as of July 1, 1999 (the "Trust Agreement"), by and between TMCRC, as depositor, U.S. Bank National Association, as Owner Trustee, and First Union Trust Company, National Association, as Delaware Co-trustee, (the "Trust"), TMCRC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of July 1, 1999 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust. Also on July 22, 1999, the Trust caused the issuance, pursuant to an Indenture dated as of July 1, 1999 (the "Indenture"), by and between the Trust, as issuer, and U.S. Bank National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: Class A-1, Class A-2, Class A-3, Class B and Class C (collectively, the "Notes"). The Notes, with an aggregate scheduled principal balance, as of July 1, 1999, of $961,976,000., were sold to Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co., Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., and Salomon Smith Barney Inc., as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of July 13, 1999, by and between TMCRC, TMCC and the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-76505).

                  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

                  Attached as Exhibit 1.1 is the Underwriting Agreement.



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                                  EXHIBIT INDEX


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b) Not applicable.

(c)  Exhibits

         The exhibit number corresponds with Item 601(a) of Regulation S-K.

         EXHIBIT NO.                DESCRIPTION

         Exhibit 1.1 Underwriting Agreement dated as of July 13, 1999, between TMCRC, TMCC and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of themselves and as representatives of the several Underwriters.



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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION


                                    By:  /s/ Lloyd Mistele
                                         -------------------------------
                                         Name:    Lloyd Mistele
                                         Title:   President

July 22, 1999



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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

EXHIBIT NO.                       DESCRIPTION

Exhibit 1.1 Underwriting Agreement dated as of July 13, 1999, between TMCRC, TMCC and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith
                                          Incorporated, on behalf of themselves
                                          and as representatives of the several
                                          Underwriters.